SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(d) OF
THE SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported): June 8, 2010

RESOURCE EXCHANGE OF AMERICA CORP.

 (Exact name of registrant as specified in its charter)

Florida	333-157565	26-4065800
(State or other jurisdiction	(Commission File Number)	(IRS Employer
of Incorporation)		Identification Number)
27 Fletcher Ave. Sarasota, FL 34237
(Address of principal executive offices)
941-312-0330
(Registrant’s Telephone Number)

 (Former name or former address, if changed since last report)

Copy of all Communications to:

Carrillo Huettel, LLP

3033 Fifth Avenue, Suite 201

San Diego, CA 92103

phone: 619.399.3090

fax: 619.399.0120

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

     .     Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

     .     Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

     .     Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

     .     Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

ITEM 5.02   Departure of Principal Directors or Principal Officers; Election of Directors; Appointment of Principal Officers

On June 8, 2010, Resource Exchange of America Corp., (the “Corporation”) received the written notice of resignation from Mr. Clarence McCulley as the Corporation’s Chief Operating Officer and as a member of the Corporation’s Board of Directors.  As of the date of this Report no successor has been identified to replace either Mr. McCulley's position as COO or as a director of the Corporation.

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, as amended, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

RESOURCE EXCHANGE OF AMERICA CORP.
Date: June 9, 2010	By:	/s/ Dana J. Pekas
Dana J. Pekas
Chief Executive Officer & President